UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 15, 2018

ESCALADE, INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

Indiana

(State or Other Jurisdiction of Incorporation)

0-6966	13-2739290
(Commission File Number)	(IRS Employer Identification No.)

817 Maxwell Avenue, Evansville, Indiana	47711
Address of Principal Executive Offices)	Zip Code)

(812) 467-1251

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 – Entry into a Material Definitive Agreement

Item 2.01 – Completion of Acquisition or Disposition of Assets

On May 15, 2018, Escalade, Incorporated (“Escalade”) entered into a definitive share purchase agreement with Goldcup 16681 AB, a Swedish limited liability company formed by a private Swedish investor, for the private sale of the 6,000 shares of STIGA Sports Group AB, a Swedish limited liability company (“STIGA”), owned by Escalade. On May 17, 2018, Escalade completed the sale of this asset, which represented 50% of the aggregate outstanding share capital of STIGA, for consideration of 295,000,000 Swedish Krona (equivalent to approximately U.S. $33,704,656 based on the May 17 exchange rate). Escalade’s sale of the STIGA shares constitutes a significant disposition of assets because the assets sold exceeded 10% of Escalade’s consolidated assets.

In conjunction with Escalade’s sale of the STIGA shares, Escalade Sports entered into a new license agreement with STIGA Sports AB for the licensing rights to manufacture, market, promote, sell and distribute STIGA-branded table tennis hobby products in the United States, Mexico and Canada. Escalade Sports has had licensing rights for such products since 1995 pursuant to an existing license agreement that continues through December 31, 2018. The new license agreement will go into effect on January 1, 2019.

A copy of the share purchase agreement is attached as Exhibit 2.1, and is incorporated herein by reference. The above description of the terms of the share purchase agreement is qualified in its entirety by reference to Exhibit 2.1.

Item 8.01 – Other Events

On May 17, 2018, Escalade issued a press release announcing the private sale of its STIGA shares. A copy of the press release is attached as Exhibit 99.1 and is furnished but not filed for purposes of Section 18 of the Securities Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as may be expressly set forth by specific reference in any such filing.

Item 9.01 – Financial Statements and Exhibits

Exhibit 2.1	– Share Purchase Agreement dated May 15, 2018 by and between Escalade, Incorporated and Goldcup 16681 AB

Exhibit 99.1	– Press Release dated May 17, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Escalade, Incorporated has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 17, 2018	ESCALADE, INCORPORATED

	By:	/s/ STEPHEN R. WAWRIN
Stephen R. Wawrin, Vice President and Chief Financial Officer